Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

September 5, 2019
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:    PRIAC Variable Contract Account A
(File No. 811-21988)
Prudential Retirement Security Annuity
(File No. 333-139334)

Dear Commissioners:
On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the portfolios specified below:

1.         Filer/Entity:        Advanced Series Trust
        Registration No.:    811-05186
        CIK No.:        0000814679
        Accession No.:        0001193125-19-237873
        Date of Filing:        2019-09-04

        Share Class:     N/A

        AST Balanced Asset Allocation Portfolio
        AST Preservation Asset Allocation Portfolio
        AST Capital Growth Asset Allocation Portfolio
        AST Academic Strategies Asset Allocation

If you have any questions regarding this filing, please contact me at (860) 534-4245.
Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Vice President and Corporate Counsel